UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
FORM 8-K
____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2026
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (770) 651-9100
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MDXG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2026, the Board of Directors of MiMedx Group, Inc. (the “Company”) approved an amendment to the Company’s Amended & Restated Bylaws. The amendment increased the number of boards of directors of public companies that the Company’s chief executive officer may sit on to three.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 10, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”).
At the 2026 Annual Meeting, 125,360,965 shares of Company common stock (i.e., approximately 84.2% of votes entitled to be cast at the 2026 Annual Meeting) were represented in person or by proxy.
At the 2026 Annual Meeting, the shareholders: (1) re-elected Joseph H. Capper, James L. Bierman, William A. Hawkins, III, K. Todd Newton, Tiffany Olson, Dorothy Puhy, and Martin P. Sutter, (2) approved an advisory resolution regarding executive compensation, and (3) certified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.
Set forth below is information regarding the votes cast for each proposal.
Proposal 1: Election of Nine Directors.

	For	Against	Abstain	Broker Non-Votes
Joseph H. Capper	99,286,347	2,395,447	70,158	23,609,013
James L. Bierman	96,181,316	5,500,069	70,567	23,609,013
William A. Hawkins, III	98,237,248	3,417,906	96,798	23,609,013
K. Todd Newton	96,493,668	5,219,808	38,476	23,609,013
Tiffany Olson	98,657,185	2,984,080	110,687	23,609,013
Dorothy Puhy	98,645,942	2,993,132	112,878	23,609,013
Martin P. Sutter	97,032,156	4,617,992	101,804	23,609,013
Proposal 2: Advisory approval of executive compensation.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	95,158,451	4,369,645	2,223,856	23,609,013
Proposal 3: Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

	For	Against	Abstain	Broker Non-Votes
Total Shares Voted	123,687,080	1,640,474	33,411	N/A

Exhibit No.	Description of Exhibit
3.2	Amended & Restated Bylaws June 2026
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

June 16, 2026	By:	/s/ William “Butch” Hulse
William “Butch” Hulse General Counsel & Chief Administrative Officer